Certain identified information has been excluded because it is both not material and is the type that the registrant treats as private or confidential. These redacted terms have been marked in this exhibit at the appropriate places with the three asterisks [***].
Exhibit 10.3
Benson Hill, Inc. and Benson Hill Seeds, Inc.
Key Employee Incentive Plan

March 11, 2025

KEIP Objective
The Key Employee Incentive Plan (the “KEIP”) is designed to provide incentive payments to certain employees (“KEIP Participants”) of Benson Hill, Inc. and Benson Hill Seeds, Inc. (collectively, the “Company”) to encourage the achievement of certain performance targets (“Milestones”) and to maximize the value of Company in anticipation of, and during, a chapter 11 bankruptcy proceeding (a “Chapter 11 Proceeding”).
This program will cover the period prior to the commencement of a Chapter 11 Proceeding and shall continue until the earlier of (y) the closing of a sale transaction for all or substantially all of the Company’s assets (a “Sale Transaction”) or (z) the effective date of a chapter 11 plan of reorganization (“Plan of Reorganization”).

Participating Employees
Class A Participants
•Deanie Elsner, Chief Executive Officer
•Susan Keefe, Chief Financial Officer
•Dan Cosgrove, Chief Administrative Officer & General Counsel
•Jason Bull, Chief Technology Officer
Class B Participants
•[***]
•[***]
•[***]
•[***]

KEIP Awards	Class A Participants
	Employee	Total Potential KEIP Award
	Deanie Elsner	$350,000
	Susan Keefe	$200,000
	Dan Cosgrove	$140,000
	Jason Bull	$150,000
	Total Class A KEIP Awards	$840,000

	Class B Participants
	Employee	Total Potential KEIP Award
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	Total Class B KEIP Awards	[***]

Milestones	Milestones	Description
	Milestone 1A	Commitment from lender(s) to provide post-petition financing acceptable to the Company (a “DIP Facility”).
Milestone 1B
(a) Entry of an order of the Bankruptcy Court approving the DIP Facility on a final basis and either (b)(i) entry of an order of the Bankruptcy Court approving the bidding procedures for a Sale Transaction and approving, on a preliminary basis, a sale transaction with a stalking horse bidder (the “Stalking Horse Transaction”) or (ii) entry of an order of the Bankruptcy Court approving the disclosure statement and solicitation procedures for a Plan of Reorganization.

	Milestone 2	(a) Entry of an order of the Bankruptcy Court approving a Sale Transaction or (b) entry of an order of the Bankruptcy Court confirming a Plan of Reorganization.
	Milestone 3	(a) The closing of a Sale Transaction or (b) the effective date of a Plan of Reorganization.

Vesting	Each KEIP Award shall vest and become payable upon the achievement of the specified Milestones in the amounts and percentages set forth below:

	Class A Participants
	Vesting
	Employee	Milestone 1A (40%)	Milestone 1B (40%)	Milestone 2 (35%)	Milestone 3 (25%)
	Deanie Elsner	$140,000	—	$122,500	$87,500
	Susan Keefe	$80,000	—	$70,000	$50,000
	Dan Cosgrove	—	$56,000	$49,000	$35,000
	Jason Bull	$60,000	—	$52,500	$37,500
	Total	$280,000	$56,000	$294,000	$210,000

	Class B Participants
	Vesting
	Employee	Milestone 1A (40%)	Milestone 1B (40%)	Milestone 2 (35%)	Milestone 3 (25%)
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	Total	[***]	[***]	[***]	[***]

Effect of Termination of Employment
If the employment of a KEIP Participant is terminated:
(a)By the Company for cause, (i) 100% of the KEIP Participant’s KEIP Award, whether vested or unvested, shall be forfeited without any consideration or payment, (ii) any amount paid to the KEIP Participant under the KEIP shall be subject to clawback by the Company, and (iii) the KEIP Participant shall have no further rights under the KEIP.
(b)Voluntarily by the KEIP Participant, (i) 100% of the KEIP Participant’s unvested KEIP Award shall be forfeited without any consideration or payment, (ii) the KEIP Participant shall be entitled to retain any vested portion of the KEIP Participant’s KEIP Award, and any amount paid in respect thereof (and such amount shall not be subject to clawback by the Company), and (iii) the KEIP Participant shall have no further rights under the KEIP.
(c)For any reason other than by the Company for cause or voluntarily by the KEIP Participant, (i) the KEIP Participant shall be entitled to retain any vested portion of the KEIP Participant’s KEIP Award, and any amount paid in respect thereof (and such amount shall not be subject to clawback by the Company); (ii) the Board of Directors of the Company (the “Board”) may, in its sole discretion, permit the KEIP Participant to retain the portion of the KEIP Participant’s unvested KEIP Award that would otherwise be subject to vesting upon the achievement of the immediately succeeding Milestone if the Board determines the KEIP Participant’s services to the Company will have substantially contributed to the achievement of such Milestone, in which case the KEIP Participant shall be entitled to retain such unvested portion of the KEIP Award, but only with respect to such unvested portion that is attributable to and subject to vesting upon the immediately succeeding Milestone (a “Discretionary Unvested Portion”), (iii) 100% of any unvested portion of the KEIP Participant’s KEIP Award, other than, as applicable, any Discretionary Unvested Portion, shall be forfeited without any consideration or payment; and (iv) the KEIP Participant shall have no further rights under the KEIP.

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